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                                                                   EXHIBIT 10.14

                          PLEDGE AND SECURITY AGREEMENT

                  This Pledge and Security Agreement (the "PLEDGE AND SECURITY AGREEMENT") is made this 10th day of May, 1996, by and between D.P.E.C., Inc., an Ohio corporation ("PLEDGOR"), and Fran Papalios ("PLEDGEE"). For valuable consideration, the receipt of which is hereby acknowledged, Pledgor and Pledgee, intending to be legally bound, hereby recite and agree as follows:

                                    RECITALS

                  A. Pledgor is purchasing from Pledgee a total of 14,850 common shares without par value (the "PURCHASED SHARES") of Pledgor, pursuant to a Share Purchase and Sale Agreement dated as of even date herewith between Pledgor and Pledgee (the "SHARE PURCHASE AND SALE AGREEMENT").

                  B. The purchase price for the Purchased Shares is $1,250,000, of which $1,000,000 is being paid in cash and $250,000 is evidenced by a promissory note of even date herewith from Pledgor to Pledgee (the "NOTE").

                  C. Pledgor also has obligations to Pledgee under a Noncompetition Agreement as of even date herewith between Pledgor and Pledgee (the "NONCOMPETITION AGREEMENT") for the payment of $330,000 with respect to the first thirty (30) months of the term of the Noncompetition Agreement (the "THIRTY MONTHS PAYMENT OBLIGATIONS").

                  D. Section 5.05 of the Share Purchase and Sale Agreement requires Pledgor to pledge to Pledgee, and grant Pledgee a security interest in, 4,950 of the Purchased Shares (the "PLEDGED SHARES") as security for Pledgor's payment and performance of the Note and payment of the Thirty Months Payment Obligations.

                  E. The Pledged Shares (i) bear certificate number 11, and (ii) when reissued to Pledgor shall bear certificate number 13.

                                    AGREEMENT

                  l. DEFINITIONS. As used herein, "COLLATERAL" shall mean all of Pledgor's right, title and interest in and to the Pledged Shares, together with all other rights at any time received or receivable or otherwise distributed in respect of or in exchange for the Pledged Shares; but subject in all respects to the provisions of Section 7 hereof.

                  As used herein, "LIABILITIES" shall mean all of Pledgor's liabilities, obligations and indebtedness to Pledgee pursuant to the Note and with respect to the Thirty Months Payment Obligations.


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                  2. SECURITY INTEREST. To secure the prompt payment of the
Liabilities, Pledgor hereby conveys, pledges, transfers and delivers to Pledgee, and grants to Pledgee a continuing security interest in, the Collateral. For this purpose, Pledgor is also hereby delivering to Pledgee executed assignment(s) separate from certificate for the Pledged Shares.

                  3. REPRESENTATIONS AND WARRANTIES OF PLEDGOR. Pledgor represents and warrants to Pledgee, which representations and warranties are continuing so long as any Liabilities remain outstanding, that: (a) Pledgor has and will continue to have title to the Collateral free and clear of all liens, security interests, restrictions, setoffs, adverse claims, assessments, defaults, prepayments, defenses and conditions precedent except for the lien and security interest of Pledgee created by this Pledge and Security Agreement and the restrictions contained in that certain Second Amended and Restated Shareholders Agreement of even date herewith by and among the Pledgor, Pledgee and Carol Clark; (b) the Collateral is enforceable in accordance with its terms, is genuine and complies with all applicable laws concerning form, content and manner of preparation and execution; (c) no financing statement covering any of the Collateral is on file in any public office other than those, if any, which reflect the security interest created by this Pledge and Security Agreement; (d) the execution and delivery of this Pledge and Security Agreement will not violate any law or any agreement to which Pledgor is a party; and (e) all information contained in this Pledge and Security Agreement is true and correct to the best of Pledgor's knowledge.

                  4. COVENANTS OF PLEDGOR. Unless and until Pledgee consents in writing to another course of action, so long as any of the Liabilities remain outstanding, Pledgor covenants and agrees that: (a) Pledgor will not sell or assign any of the Collateral (except as provided in Section 6 hereof), will keep the Collateral free of liens, security interests and adverse claims, will promptly notify Pledgee of any Default (as defined in Section 8 hereof), will defend the Collateral against the claims and demands of all persons, will pay promptly all taxes and assessments with respect to the Collateral, and will not permit or consent to any amendment, modification, termination or assignment of the Collateral; and (b) Pledgor will from time to time perform such other acts as Pledgee may reasonably request to perfect and maintain Pledgee's security interest in the Collateral.

                  5. COVENANTS OF PLEDGEE. Pledgee covenants and agrees, so long as this Pledge and Security Agreement remains in effect, that she shall (a) keep the Pledged Shares and all other Collateral in a safe location and shall be responsible for any theft, loss, damage or destruction of the Pledged Shares and all other Collateral in Pledgee's possession, and (b) temporarily deliver to Pledgor any of the Collateral for the purpose of any exchange or other transaction permitted by Pledgee.

                  6. SUBSTITUTION OF COLLATERAL. From time to time hereafter, Pledgor shall have the right to substitute for the Collateral other securities acceptable to Pledgee (such securities being hereinafter referred to as "SUBSTITUTED SECURITIES"). Upon substitution, all Substituted Securities shall be part of the Collateral for all purposes under this Pledge and Security Agreement. Notwithstanding anything in this Section 6 to the contrary, in no event shall any substitution of Substituted Securities for Collateral pursuant to this Section 6 be effected unless


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and until each of the Substituted Securities has been delivered into the possession of Pledgee. Pledgor hereby agrees that promptly upon any and all substitutions of Substituted Securities for Collateral pursuant to this Section 6, Pledgor shall deliver to Pledgee all documents and instruments with respect to the perfection of the Substituted Securities as Pledgee shall require in her reasonable discretion.

                  7. RELEASE OF PLEDGED SHARES. Notwithstanding any terms and conditions hereof to the contrary, with each reduction (by payment or otherwise) of an aggregate of $10,000 of principal on the Note and payments on the Thirty Months Payment Obligations, upon the written request of Pledgor, Pledgee will release 85 Pledged Shares from this Pledge and Security Agreement until all Pledged Shares have been released. Any such Pledged Shares that are released shall (a) thereafter be excluded from Collateral and (b) be accompanied by appropriate assignment(s) separate from certificate executed by Pledgee.

                  8. DEFAULT. The occurrence or existence of any one or more of the following shall constitute a default hereunder ("DEFAULT"):

                           (a) There occurs an Event of Default under the
provisions of the Note or with respect to the Thirty Months Payment Obligations (after giving effect to any applicable cure periods); or

                           (b) Pledgor fails or neglects to perform, keep or
observe any of the covenants, conditions, promises or agreements of Pledgor contained in this Pledge and Security Agreement; or

                           (c) All or any part of the Collateral is attached,
seized (unless such seizure is the result of Pledgee's negligence), or levied upon, or comes within the possession (constructive or actual) of any receiver, trustee, custodian or assignee for the benefit of creditors.

                  9. REMEDIES. Upon the occurrence of any Default and at any time thereafter, Pledgee shall have, in addition to all other rights and remedies, the remedies of a Pledgee under the applicable Uniform Commercial Code (the "UCC"), regardless of whether the UCC applies to the security transactions covered by this Pledge and Security Agreement. If notice is required, Pledgee shall give to Pledgor at least ten days' prior written notice of the time and place of any public sale of the Collateral or of the time after which a private sale or any other intended disposition is to be made.

                  10. TERMINATION. When the Liabilities are paid in full, Pledgee shall return the Collateral that has not previously been released pursuant to Section 7 hereof, together with any necessary executed assignment(s) separate from certificate, to Pledgor, and Pledgor's and Pledgee's obligations under this Pledge and Security Agreement shall terminate.

                  11. TREASURY SHARES. Until such time following a Default that Pledgee exercises its rights and remedies as a secured creditor to foreclose or realize on the Pledged

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Shares, the Pledged Shares shall constitute treasury shares and, as such, shall not be deemed to be outstanding for dividend or distribution, quorum, voting or other purposes.

                  12. NOTICES. Any notice required to be given hereunder shall be in writing and shall be deemed to have been validly served, given or delivered (a) on the date of delivery thereof if hand-delivered or transmitted by facsimile, or (b) five days after deposit in the United States mails with registered or certified postage prepaid, addressed as follows:

                  If to Pledgor:
                  D.P.E.C., Inc.
                  1679 Old Henderson Road
                  Columbus, OH  43220
                  Facsimile:  (614) 457-1107
                  Attn:  Carol Clark

                  If to Pledgee:
                  Fran Papalios
                  4170 Waddington Road
                  Columbus, OH  43220
                  Facsimile:  (614) 459-0049

                  13. GOVERNING LAW. This Pledge and Security Agreement has been executed by Pledgor and Pledgee in Columbus, Ohio. This Pledge and Security Agreement shall be governed by and interpreted in accordance with the local laws of the State of Ohio except to the extent precluded by other law of mandatory application.

                  IN WITNESS WHEREOF, Pledgor and Pledgee have executed, or caused a duly authorized representative to execute, this Pledge and Security Agreement to be effective as of the day and year first above written.

PLEDGOR:                                          PLEDGEE:

D.P.E.C., INC.


By:  /s/ Carol Clark, Pres.                       /s/ Fran Papalios
   ------------------------------                 ------------------------------
     Carol Clark, its President                   Fran Papalios


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